SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2004

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12.  Results of Operations and Financial Condition.

On June 23, 2004, Casella Waste Systems, Inc. announced its financial results for the fourth quarter and fiscal year ended April 30, 2004.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 23, 2004.	CASELLA WASTE SYSTEMS, INC.

	By:	/s/ Richard A. Norris
Richard A. Norris
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 23, 2004.